                                                                   EXHIBIT 10.10

                            EFFICIENT NETWORKS, INC.

               AMENDMENT NO. 6 TO THE INVESTORS' RIGHTS AGREEMENT

     This Amendment No. 6 ("Amendment") to the Investors' Rights Agreement dated as of July 30, 1993, as previously amended by Amendments No. 1, 2, 3, 4 and 5 thereto dated February 9, 1994, September 30, 1994, September 1, 1995, December 31, 1996 and February 17, 1998, respectively (together the "Agreement"), is made as of this ____ day of June, 1998, by and among Efficient Networks, Inc., a Delaware corporation (the "Company"), each of the entities listed on Schedule I
                                                                     ----------
hereto (the "Existing Investors") and Siemens Aktiengesellschaft (the "Series G Investor"). Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Agreement.

                                    RECITALS
                                    --------

     A. The Company desires to sell and issue to the Series G Investor, and the Series G Investor desires to purchase from the Company, a certain number of shares of the Company's Series G Preferred Stock pursuant to the Series G Preferred Stock Purchase Agreement, dated as of the date hereof (the "Series G Agreement").

     B. The Existing Investors desire for the Series G Investor to invest in the Company and, as a condition thereof and to induce such investment, the Existing Investors are willing to enter into this Amendment to permit the Series G Investor to become a party to the Agreement, as amended.

     In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.   ADDITIONAL PARTIES TO THE AGREEMENT.
          -----------------------------------

     The Series G Investor hereby enters into and becomes a party to the Agreement. Schedule A to the Agreement is amended to include the Series G
            ----------
Investor.

     2.   AMENDMENTS TO AGREEMENT.
          -----------------------

     2.1 The Series G Investor and the Existing Investors are collectively referred to as "Investors" for the purposes of the Agreement, as amended.

     2.2 Section 1.1(c) of the Agreement is amended in its entirety to read as follows:
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        "(c)  The term "Registrable Securities" means (1) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock and (2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock or Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned;"

     2.3 Section 2.1(a) of the Agreement is amended in its entirety to read as follows:

          "2.1  Delivery of Financial Statements. The Company shall deliver to
                --------------------------------
     each Investor holding at least 750,000 shares of Series A Preferred Stock, 375,000 shares of Series B Preferred Stock, 250,000 shares of Series C Preferred Stock, 250,000 shares of Series D Preferred Stock, 200,000 shares of Series E Preferred Stock, 1,000,000 shares of Series F Preferred Stock or 1,000,000 shares of Series G Preferred Stock:

                (a) as soon as practicable, but in any event within 90 days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statements of cash flows and stockholders' equity for such year, prepared in accordance with generally accepted accounting principles ("gaap") and accompanied by the audit report of independent public accountants of nationally recognized standing selected by the Company;"

     2.4 All references to "Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock" in Sections 2.4, 2.7 and 2.10 shall be deemed to include and make additional reference to the Series G Preferred Stock.

     2.5  Section 2.4(d) is amended to read in its entirety as follows:

          "(d) The right of first offer in this paragraph 2.4 shall not be applicable (i) to the issuance or sale of shares of Common Stock (or options or warrants therefor) to employees, consultants, directors or officers for the primary purpose of soliciting or retaining their employment or service when the total number of shares of Common Stock so issued (and not repurchased at cost by the Company in connection with the termination of employment or service) does not exceed 7,500,000 (subject to appropriate adjustment for stock splits, stock dividends, combinations or other recapitalizations) since
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     the date of the Company's incorporation, (ii) to or after consummation of a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Act pursuant to a registration statement on Form S-1 (or successor form), (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities outstanding on the date hereof, (iv) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (v) the issuance of all shares of preferred stock of the Company since the date of incorporation through the date hereof or (vi) the issuance after the date hereof of Series G Preferred Stock, or Common Stock in lieu of such issuance, to the Series G Investor (but only to the extent that such issuance does not exceed 6% of the then outstanding capital stock of the Company on a fully diluted basis) at a price of at least $2.92 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations or other recapitalizations)."

     2.6  Section 3.2 is amended to read in its entirety as follows:

          "3.2  Governing Law.  This Agreement shall be governed by and
                -------------
     construed under the laws of the State of Delaware."

     2.7 Section 3 of the Agreement is amended to add new Sections 3.11, 3.12 and 3.13 to read as follows:

          "3.11  Waiver of Jury Trial.  Each of the parties hereto waives any
                 --------------------
     right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement or any other document contemplated hereby or any course of conduct of conduct, course of dealing, verbal or written statement or action of any party hereto. This provision is a material inducement to each party entering into this Agreement.

          3.12  Limitation of Liability.  In no event shall any party hereto be
                -----------------------
     liable for claims, actions, damages or liabilities arising under or in connection with this Agreement which are consequential, incidental or punitive damages.

          3.13  Arbitration.  Any controversy or dispute among the parties
                -----------
     arising in connection with this Agreement shall be submitted to a panel of three arbitrators and finally settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association. Each of the disputing parties shall appoint one arbitrator, and these two arbitrators shall independently select a third arbitrator. Arbitration shall take place in Wilmington, Delaware or such other location as the arbitrators may select. The prevailing party in such arbitration shall be entitled to the award of all costs and attorneys' fees in connection with such action but, in such action or otherwise in respect to any claim or liabilities, shall in no event be entitled to the receipt of any consequential or punitive damages. Any award for monetary damages resulting from nonpayment of sums due hereunder shall bear interest from the date on which such sums were originally due and payable. Judgment upon the award rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of the award and an order of enforcement, as the case may be."

     3.   WAIVER AND CONSENT.
          ------------------

     Each Existing Investor, pursuant to any rights such Existing Investor may have under the Agreement, hereby, on behalf of himself and the other Investors under the Agreement, (a) waives all rights under, and any notice required by,
Section 3 of the Agreement relating to any rights to purchase or rights of first refusal with respect to the sale of the shares of Series G Preferred Stock, (b) consents to adding as a party to the Agreement the Series G Investor, and (c) consents to the registration rights hereby provided the Series G Investor, which consent is given pursuant to Section 1.14 of the Agreement.

     4.   EFFECT OF AMENDMENT.
          -------------------

     Except as amended and set forth above, the Agreement shall continue in full force and effect.

     5.   COUNTERPARTS.
          ------------

     This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one instrument.

     6.   SEVERABILITY.
          ------------

     If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     7.   ENTIRE AGREEMENT.
          ----------------

     This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     8.   GOVERNING LAW.
          -------------

     This Amendment shall be governed by and construed under the laws of the State of Delaware.

     This Amendment is hereby executed as of the date first above written.

                              EFFICIENT NETWORKS, INC., a Delaware corporation


                              By:_______________________________________
                                   Mark A. Floyd, President

                              Address:  4201 Spring Valley Road
                                        Suite 1200
                                        Dallas, Texas  75244


EXISTING INVESTORS:           CROSSPOINT VENTURE PARTNERS 1993
------------------


                              By:_______________________________________
                                   General Partner

                              Address:  18552 MacArthur Blvd., Ste. 400

                                        Irvine, California  92715


                              CROSSPOINT 1993 ENTREPRENEURS FUND


                              By:_______________________________________
                                   General Partner

                              Address:  18552 MacArthur Blvd., Ste. 400

                                        Irvine, California  92715

                              ENTERPRISE PARTNERS II L.P.

                              By: Enterprise Management Partners II, L.P., Its General Partner


                                    By:_________________________________
                                         General Partner

                              Address:  12011 San Vicente Boulevard
                                        Suite 330
                                        Los Angeles, California 90049


                              ENTERPRISE PARTNERS II ASSOCIATES, L.P.

                              By: Enterprise Management Partners II, L.P., Its General Partner


                                    By:_________________________________
                                         General Partner

                              Address:  12011 San Vicente Boulevard
                                        Suite 330
                                        Los Angeles, California 90049


                              OCEAN PARK VENTURES, L.P.


                              By:_______________________________________
                                   General Partner

                              Address:  12011 San Vicente Boulevard
                                        Suite 330
                                        Los Angeles, California 90049

                              EL DORADO VENTURES III, L.P.

                              By: El Dorado Venture Partners III, Its General Partner


                                    By:_________________________________
                                         General Partner

                              Address:  2400 Sand Hill Road
                                        Suite 100
                                        Menlo Park, California 94025


                              EL DORADO C & L FUND, L.P.

                              By: El Dorado Venture Partners III, Its General Partner


                                    By:_________________________________
                                         General Partner

                              Address:  2400 Sand Hill Road
                                        Suite 100
                                        Menlo Park, California 94025


                              EL DORADO TECHNOLOGY IV, L.P., a California
                              Limited Partnership

                              By: El Dorado Venture Partners III, Its General Partner


                                    By:_________________________________
                                         General Partner

                              Address:  2400 Sand Hill Road
                                        Suite 100
                                        Menlo Park, California 94025


                              MENLO VENTURES VI, L.P.
                              By:   MV Management VI, L.P.

                                    By:_________________________________
                                         General Partner

                              Address:   3000 Sand Hill Road
                                         Building 4, Suite 100
                                         Menlo Park, California 94025


                              MENLO ENTREPRENEURS FUND VI, L.P.

                              By:   MV Management VI, L.P., Its General
                                    Partner


                                    By:_________________________________
                                         General Partner

                              Address:   3000 Sand Hill Road
                                         Building 4, Suite 100
                                         Menlo Park, California 94025


                              APERTURE ASSOCIATES, L.P.


                              By:_______________________________________
                                    General Partner

                              Address:   505 Montgomery Street
                                         San Francisco, California 94111


                              TEXAS INSTRUMENTS INCORPORATED


                              By:_______________________________________

                              Address:   7839 Churchill Way
                                         Attn:  Corp. Development
                                         Mail Stop 3995
                                         Dallas, Texas 75251

                              ADC TELECOMMUNICATIONS, INC.


                              By:_______________________________________


                              Address:   4900 West 78th Street
                                         Minneapolis, Minnesota 55435

                              C.D. TECHNICOM S.A.


                              By:_______________________________________


                              Address:   Avenue Destenay, 13
                                         4000 LIEGE Belgium


SERIES G INVESTOR:
-----------------


                              SIEMENS AKTIENGESELLSCHAFT


                              By:_______________________________________


                              Address:   Hofmannstrasse 51
                                         81359 Munich
                                         Germany

                                 SCHEDULE I

                            SCHEDULE OF INVESTORS

                               Name and Address
                    -------------------------------------

                    Crosspoint Venture Partners 1993
                    18551 MacArthur Blvd., Suite 400
                    Irvine, CA  92715

                    Crosspoint 1993 Entrepreneurs Fund
                    18551 MacArthur Blvd., Suite 400
                    Irvine, CA  92715

                    Enterprise Partners II, L.P.
                    5000 Birch Street, Suite 6200
                    Newport Beach,  CA  92660

                    Enterprise Partners II Associates, L.P.
                    5000 Birch Street, Suite 6200
                    Newport Beach, CA  92660049

                    Ocean Park Ventures, L.P.
                    12011 San Vicente Blvd., Suite 330
                    Los Angeles, CA  90049

                    El Dorado Ventures III, L.P.
                    2400 Sand Hill Road, Suite 100
                    Menlo Park, California 94025

                    El Dorado C & L Fund, L.P.
                    2400 Sand Hill Road, Suite 100
                    Menlo Park, California 94025

                    El Dorado Technology IV, L.P.
                    2400 Sand Hill Road, Suite 100
                    Menlo Park, California 94025

                    Menlo Ventures VI, L.P.
                    3000 Sand Hill Road
                    Bldg. 4, Suite 100
                    Menlo Park, CA  94025

                    Menlo Entrepreneurs Fund VI, L.P.
                    3000 Sand Hill Road
                    Bldg. 4, Suite 100
                    Menlo Park, CA  94025

                    C.D. Technicom S.A.
                    Avenue Destenay, 13
                    4000 LIEGE, Belgium

                    Aperture Associates, L.P.
                    505 Montgomery Street
                    San Francisco, CA  94111

                    Texas Instruments Incorporated
                    7839 Churchill Way
                    Mail Stop 39951
                    Dallas, Texas 75251

                    ADC Telecommunications, Inc.
                    4900 West 78th Street
                    Minneapolis, Minnesota 55435

                                       11